Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:
Anojja Shah
Semtech Corporation
(630) 390-6413
Anojja.Shah@semtech.com

Semtech Announces First Quarter of Fiscal Year 2024 Results

CAMARILLO, Calif., June 7, 2023—Semtech Corporation (Nasdaq: SMTC), a high-performance semiconductor, IoT systems and cloud connectivity service provider, today reported unaudited financial results for its first quarter of fiscal year 2024, which ended April 30, 2023.
Highlights for the First Quarter of Fiscal Year 2024
•Net sales of $236.5 million, an increase of 41.2% sequentially and 17.0% year-over-year
•GAAP gross margin of 43.5% and Non-GAAP gross margin of 48.5%
•GAAP diluted loss per share of $0.46 and Non-GAAP diluted earnings per share of $0.02
•Published our first Corporate Sustainability Report showcasing our commitment to sustainability and products for environmental and social good
•On May 30, 2023, the Company announced the appointment of Paul H. Pickle as the next Semtech president and chief executive officer
•On June 6, 2023, the Company entered into a second amendment to its existing credit agreement that provides, among other things, additional cushion with respect to certain financial covenants
Results on a GAAP basis for the First Fiscal Quarter 2024
•Net sales were $236.5 million
•GAAP Gross margin was 43.5%
•GAAP SG&A expense was $58.1 million
•GAAP R&D expense was $51.8 million
•GAAP Operating margin was (5.0)%
•GAAP Interest expense was $20.5 million
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2	Semtech Announces First Quarter of Fiscal Year 2024 Results
•GAAP Net loss attributable to common stockholders was $29.4 million or $0.46 diluted loss per share
To facilitate a complete understanding of comparable financial performance between periods, the Company also presents performance results that exclude certain non-cash items and items that are not considered reflective of the Company’s core results over time. These non-GAAP financial measures exclude certain items and are described below under “Non-GAAP Financial Measures.”
Results on a Non-GAAP basis for the First Fiscal Quarter 2024 (see the list of non-GAAP financial measures and the reconciliation of these measures to the most comparable GAAP measures set forth in the tables below under "Supplemental Information: Reconciliation of GAAP to Non-GAAP Results")
•Non-GAAP Gross margin was 48.5%
•Non-GAAP SG&A expense was $46.2 million
•Non-GAAP R&D expense was $46.5 million
•Non-GAAP Operating margin was 9.3%
•Non-GAAP Net income attributable to common stockholders was $1.5 million or $0.02 diluted earnings per share

“Semtech exceeded the midpoint of our revenue and earnings guidance as we see signs of business stabilization,” said Mohan Maheswaran, Semtech’s President and Chief Executive Officer. “As we continue to navigate this challenging macro-economic environment, we are taking steps to improve our operational efficiency and financial performance while focusing on executing our plans. With an expanded highly differentiated IoT portfolio, combined with our best-in-class High Performance Analog portfolio, we are well positioned to emerge stronger from this current cycle.”
Second Fiscal Quarter 2024 Outlook
Both the GAAP and non-GAAP second fiscal quarter 2024 outlook below take into account, based on the Company's current estimates, export restrictions, inflationary pressure and other macroeconomic conditions. The Company is unable to predict the full impact such challenges may have on its future results of operations.
GAAP Second Fiscal Quarter 2024 Outlook
•Net sales are expected to be in the range of $233.0 million to $243.0 million
•GAAP Gross margin is expected to be in the range of 42.6% to 44.8%
•GAAP SG&A expense is expected to be in the range of $63.2 million to $65.2 million
•GAAP R&D expense is expected to be in the range of $48.0 million to $50.0 million
•GAAP Intangible amortization expense is expected to be approximately $15.9 million

3	Semtech Announces First Quarter of Fiscal Year 2024 Results
•GAAP Interest and other expense, net is expected to be approximately $23.2 million
•Fully-diluted share count is expected to be approximately 64.1 million shares
•Share-based compensation is expected to be approximately $12.7 million, categorized as follows: $0.5 million cost of sales, $8.2 million SG&A, and $4.0 million R&D
•Transaction and integration expenses are expected to be approximately $10.0 million
•Capital expenditures are expected to be approximately $11.1 million
•Depreciation expense is expected to be approximately $9.1 million
Non-GAAP Second Fiscal Quarter 2024 Outlook (see the list of non-GAAP financial measures and the reconciliation of Non-GAAP Gross margin, Non-GAAP SG&A expense, and Non-GAAP R&D expense to the most comparable GAAP measures set forth in the tables below under "Reconciliation of GAAP to Non-GAAP Outlook")

•Non-GAAP Gross margin is expected to be in the range of 47.5% to 49.5%
•Non-GAAP SG&A expense is expected to be in the range of $45.0 million to $47.0 million
•Non-GAAP R&D expense is expected to be in the range of $44.0 million to $46.0 million
•Non-GAAP normalized tax rate for fiscal year 2024 is expected to be approximately 12%
•Non-GAAP Diluted (loss) earnings per share is expected to be in the range of $(0.02) to $0.06
The Company is unable to include a reconciliation of the forward-looking non-GAAP normalized tax rate and non-GAAP Diluted loss per share to the corresponding GAAP measures as this is not available without unreasonable efforts due to the high variability and low visibility with respect to the impact of share-based awards and the amortization of acquisition-related intangible assets that are excluded from these non-GAAP measures. The Company expects the variability of the above charges to have a potentially significant impact on its GAAP financial results.
Webcast and Conference Call
Semtech will be hosting a conference call today to discuss its first fiscal quarter 2024 results at 2:00 p.m. Pacific time. The dial-in number for the call is (877) 407-0312. Please use conference ID 13736081. An audio webcast will be available on Semtech’s website at www.semtech.com in the “Investor Relations” section under “Investor News.” A replay of the call will be available through July 5, 2023 at the same website or by calling (877) 660-6853 and entering conference ID 13736081.

4	Semtech Announces First Quarter of Fiscal Year 2024 Results
Non-GAAP Financial Measures
To supplement the Company's consolidated financial statements prepared in accordance with GAAP, this release includes a presentation of select non-GAAP financial measures. The Company’s non-GAAP measures of gross margin, SG&A expense, R&D expense, operating margin, net (loss) income attributable to common stockholders, diluted (loss) earnings per share and normalized tax rate exclude the following items, if any:
•Share-based compensation
•Amortization of purchased intangibles, impairments and credit loss reserves
•Restructuring and transaction costs (including costs associated with the acquisition of Sierra Wireless), and other acquisition or disposition-related gains or losses
•Share-based compensation acceleration expense related to the acquisition of Sierra Wireless
•Litigation expenses or dispute settlement charges or gains
•Cumulative other reserves associated with historical activity including environmental and pension
•Equity method (loss) income
•Interest income from debt investments
To provide additional insight into the Company's second quarter outlook, this release also includes a presentation of forward-looking non-GAAP financial measures. Management believes that the presentation of these non-GAAP measures provides useful information to investors regarding the Company’s financial condition and results of operations. These non-GAAP financial measures are adjusted to exclude the items identified above because such items are either operating expenses that would not otherwise have been incurred by the Company in the normal course of the Company’s business operations, or are not reflective of the Company’s core results over time. These excluded items may include recurring as well as non-recurring items, and no inference should be made that all of these adjustments, charges, costs or expenses are unusual, infrequent or non-recurring. For example: certain restructuring and integration-related expenses (which consist of employee termination costs, facility closure or lease termination costs, and contract termination costs) may be considered recurring given the Company’s ongoing efforts to be more cost effective and efficient; certain acquisition and disposition-related adjustments or expenses may be deemed recurring given the Company's regular evaluation of potential transactions and investments; and certain litigation expenses or dispute settlement charges or gains (which may include estimated losses for which the Company may have established a reserve, as well as any actual settlements, judgments, or other resolutions against, or in favor of, the Company related to litigation, arbitration, disputes or similar matters, and insurance recoveries received by the Company related to such matters) may be viewed as recurring given that the Company may from time to time be involved in, and may resolve, litigation, arbitration, disputes, and similar matters.

5	Semtech Announces First Quarter of Fiscal Year 2024 Results
Notwithstanding that certain adjustments, charges, costs or expenses may be considered recurring, in order to provide meaningful comparisons, the Company believes that it is appropriate to exclude such items because they are not reflective of the Company's core results and tend to vary based on timing, frequency and magnitude.
These non-GAAP financial measures are provided to enhance the user's overall understanding of the Company's comparable financial performance between periods. In addition, the Company’s management generally excludes the items noted above when managing and evaluating the performance of the business. The financial statements provided with this release include reconciliations of these non-GAAP financial measures to their most comparable GAAP measures for the first and fourth quarters of fiscal year 2023 and the first quarter of fiscal year 2024, along with a reconciliation of forward-looking non-GAAP measures (other than the non-GAAP normalized tax rate and non-GAAP Diluted (loss) earnings per share) to their most comparable GAAP measures for the second quarter of fiscal year 2024. The Company adopted a full-year, normalized tax rate for the computation of the non-GAAP income tax provision in order to provide better comparability across the interim reporting periods by reducing the quarterly variability in non-GAAP tax rates that can occur throughout the year. In estimating the full-year non-GAAP normalized tax rate, the Company utilized a full-year financial projection that considers multiple factors such as changes to the Company’s current operating structure, existing positions in various tax jurisdictions, the effect of key tax law changes, and other significant tax matters to the extent they are applicable to the full fiscal year financial projection. In addition to the adjustments described above, this normalized tax rate excludes the impact of share-based awards and the amortization of acquisition-related intangible assets. For fiscal year 2024, the Company’s projected non-GAAP normalized tax rate is 12% and will be applied to each quarter of fiscal year 2024. The Company’s non-GAAP normalized tax rate on non-GAAP net income may be adjusted during the year to account for events or trends that the Company believes materially impact the original annual non-GAAP normalized tax rate including, but not limited to, significant changes resulting from tax legislation, acquisitions, entity structures or operational changes and other significant events. These additional non-GAAP financial measures should not be considered substitutes for any measures derived in accordance with GAAP and may be inconsistent with similar measures presented by other companies.
Forward-Looking and Cautionary Statements
This press release contains "forward-looking statements" within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on the Company’s current expectations, estimates and projections about its operations, industry, financial condition, performance, results of operations, and liquidity. Forward-looking statements are statements other than

6	Semtech Announces First Quarter of Fiscal Year 2024 Results
historical information or statements of current condition and relate to matters such as future financial performance including the second quarter of fiscal year 2024 outlook; the Company’s expectations concerning the negative impact on the Company’s results of operations from export restrictions, inflationary pressure and other macroeconomic conditions; future operational performance; the anticipated impact of specific items on future earnings; and the Company’s plans, objectives and expectations. Statements containing words such as “may,” “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “should,” “will,” “designed to,” “projections,” or “business outlook,” or other similar expressions constitute forward-looking statements.
Forward-looking statements involve known and unknown risks and uncertainties that could cause actual results and events to differ materially from those projected. Potential factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the inherent risks, costs and uncertainties associated with integrating Sierra Wireless successfully and risks of not achieving all or any of the anticipated benefits, or the risk that the anticipated benefits may not be fully realized or take longer to realize than expected; the uncertainty surrounding the impact and duration of supply chain constraints and any associated disruptions; future responses to and effects of public health crises; export restrictions and laws affecting the Company's trade and investments, and tariffs or the occurrence of trade wars; worldwide economic and political disruptions, including as a result of inflation and the current conflict between Russia and Ukraine; tightening credit conditions related to the United States banking system concerns; competitive changes in the marketplace including, but not limited to, the pace of growth or adoption rates of applicable products or technologies; downturns in the business cycle; decreased average selling prices of the Company’s products; the Company’s reliance on a limited number of suppliers and subcontractors for components and materials; changes in projected or anticipated end-user markets; the Company’s ability to forecast its annual non-GAAP normalized tax rate due to material changes that could occur during the fiscal year, which could include, but are not limited to, significant changes resulting from tax legislation, acquisitions, entity structures or operational changes and other significant events; and the Company's ability to forecast and achieve anticipated net sales and earnings estimates in light of periodic economic uncertainty. Additionally, forward-looking statements should be considered in conjunction with the cautionary statements contained in the risk factors disclosed in the Company's filings with the Securities and Exchange Commission (the "SEC"), including the Company's Annual Report on Form 10-K for the fiscal year ended January 29, 2023, filed with the SEC on March 30, 2023, as such risk factors may be updated, amended or superseded from time to time by subsequent reports the Company files with the SEC. In light of the significant risks and uncertainties inherent in the forward-looking information included herein that may cause actual performance and results to differ materially from those predicted, any such forward-looking information should not be regarded as representations or guarantees by the Company of future performance or results, or that its objectives or

7	Semtech Announces First Quarter of Fiscal Year 2024 Results
plans will be achieved or that any of its operating expectations or financial forecasts will be realized. Reported results should not be considered an indication of future performance. Investors are cautioned not to place undue reliance on any forward-looking information contained herein, which reflect management’s analysis only as of the date hereof. Except as required by law, the Company assumes no obligation to publicly release the results of any update or revision to any forward-looking statements that may be made to reflect new information, events or circumstances after the date hereof or to reflect the occurrence of unanticipated or future events, or otherwise.
About Semtech
Semtech Corporation (Nasdaq: SMTC) is a high-performance semiconductor, IoT systems and cloud connectivity service provider dedicated to delivering high quality technology solutions that enable a smarter, more connected and sustainable planet. Our global teams are dedicated to empowering solution architects and application developers to develop breakthrough products for the infrastructure, industrial and consumer markets. To learn more about Semtech technology, visit us at Semtech.com or follow us on LinkedIn or Twitter.

Semtech and the Semtech logo are registered trademarks or service marks of Semtech Corporation or its subsidiaries.
SMTC-F

SEMTECH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	April 30, 2023	January 29, 2023	May 1, 2022
	Q124	Q423	Q123
Net sales	$236,539	$167,512	$202,149
Cost of sales	122,738	64,934	71,896
Amortization of acquired technology	10,855	2,565	1,048
Total cost of sales	133,593	67,499	72,944
Gross profit	102,946	100,013	129,205
Operating costs and expenses, net:
Selling, general and administrative	58,117	101,952	43,364
Product development and engineering	51,827	52,899	38,789
Intangible amortization	4,882	821	—
Total operating costs and expenses, net	114,826	155,672	82,153
Operating (loss) income	(11,880)	(55,659)	47,052
Interest expense	(20,510)	(6,181)	(1,197)
Interest income	1,069	4,043	364
Non-operating expense, net	(473)	(735)	(102)
Investment impairments and credit loss reserves, net	(33)	(1,532)	(24)
(Loss) income before taxes and equity method (loss) income	(31,827)	(60,064)	46,093
(Benefit) provision for taxes	(2,417)	(9,071)	8,069
Net (loss) income before equity method (loss) income	(29,410)	(50,993)	38,024
Equity method (loss) income	(7)	(22)	24
Net (loss) income	(29,417)	(51,015)	38,048
Net loss attributable to noncontrolling interest	(2)	(2)	(1)
Net (loss) income attributable to common stockholders	$(29,415)	$(51,013)	$38,049

(Loss) earnings per share:
Basic	$(0.46)	$(0.80)	$0.59
Diluted	$(0.46)	$(0.80)	$0.59

Weighted average number of shares used in computing (loss) earnings per share:
Basic	63,924	63,864	63,950
Diluted	63,924	63,924	64,553

SEMTECH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	April 30, 2023	January 29, 2023
ASSETS
Current assets:
Cash and cash equivalents	$164,198	$235,510
Accounts receivable, net	145,383	161,695
Inventories	213,234	207,704
Prepaid taxes	11,554	6,243
Other current assets	130,030	111,634
Total current assets	664,399	722,786
Non-current assets:
Property, plant and equipment, net	165,341	169,293
Deferred tax assets	67,490	63,783
Goodwill	1,288,828	1,281,703
Other intangible assets, net	198,784	215,102
Other assets	115,182	116,961
Total assets	$2,500,024	$2,569,628

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$74,407	$100,676
Accrued liabilities	192,654	253,075
Current portion of long-term debt	42,695	43,104
Total current liabilities	309,756	396,855
Non-current liabilities:
Deferred tax liabilities	4,708	5,065
Long-term debt	1,336,636	1,296,966
Other long-term liabilities	115,715	114,707
Stockholders’ equity	733,028	755,852
Noncontrolling interest	181	183
Total liabilities & equity	$2,500,024	$2,569,628

SEMTECH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS AND SUPPLEMENTAL INFORMATION
(in thousands)
(unaudited)

		Three Months Ended
		April 30, 2023	May 1, 2022
Net (loss) income		$(29,417)	$38,048

Net cash (used in) provided by operations		(89,987)	50,051
Net cash used in investing activities		(14,407)	(10,315)
Net cash provided by (used in) financing activities		33,728	(44,153)
Effect of foreign exchange rate changes on cash and cash equivalents		(646)	—
Net decrease in cash and cash equivalents		(71,312)	(4,417)
Cash and cash equivalents at beginning of period		235,510	279,601
Cash and cash equivalents at end of period		$164,198	$275,184

	Three Months Ended
	April 30, 2023	January 29, 2023	May 1, 2022
	Q124	Q423	Q123
Free Cash Flow:
Cash Flow from Operations	$(89,987)	$(18,799)	$50,051
Net Capital Expenditures	(13,977)	(5,680)	(8,315)
Free Cash Flow	$(103,964)	$(24,479)	$41,736

	Three Months Ended
(in thousands)	April 30, 2023
Net sales by reportable segment:
Signal Integrity Products Group	$41,646	18%
Advanced Protection and Sensing Products Group	36,057	15%
IoT System Products Group	134,576	57%
IoT Connected Services Group	24,260	10%
Total net sales by reportable segment	$236,539	100%

	Three Months Ended
(in thousands)	April 30, 2023
Net sales by end market:
Infrastructure	$39,000	16%
High-End Consumer	21,594	9%
Industrial	175,945	75%
Total net sales by end market	$236,539	100%

SEMTECH CORPORATION
SUPPLEMENTAL INFORMATION: RECONCILIATION OF GAAP TO NON-GAAP RESULTS
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	April 30, 2023	January 29, 2023	May 1, 2022
	Q124	Q423	Q123
Gross Margin–GAAP	43.5%	59.7%	63.9%
Share-based compensation	0.2%	0.4%	0.4%
Amortization of acquired technology	4.6%	1.5%	0.5%
Share-based compensation acceleration expense	—%	0.5%	—%
Restructuring and other reserves	0.2%	0.2%	—%
Adjusted Gross Margin (Non-GAAP)	48.5%	62.3%	64.8%

	Three Months Ended
	April 30, 2023	January 29, 2023	May 1, 2022
	Q124	Q423	Q123
Selling, general and administrative–GAAP	$58,117	$101,952	$43,364
Share-based compensation	(4,502)	(7,801)	(6,132)
Transaction and integration related costs, net	(7,068)	(22,513)	(495)
Share-based compensation acceleration expense	—	(33,937)	—
Restructuring and other reserves, net	(337)	(8,850)	(500)
Litigation costs, net	(26)	(13)	(181)
Adjusted selling, general and administrative (Non-GAAP)	$46,184	$28,838	$36,056

	Three Months Ended
	April 30, 2023	January 29, 2023	May 1, 2022
	Q124	Q423	Q123
Product development and engineering–GAAP	$51,827	$52,899	$38,789
Share-based compensation	(3,539)	(3,592)	(3,986)
Transaction and integration related costs, net	(534)	(25)	—
Share-based compensation acceleration expense	—	(11,010)	—
Restructuring and other reserves, net	(1,226)	(397)	—
Adjusted product development and engineering (Non-GAAP)	$46,528	$37,875	$34,803

	Three Months Ended
	April 30, 2023	January 29, 2023	May 1, 2022
	Q124	Q423	Q123
Operating Margin–GAAP	(5.0)%	(33.2)%	23.3%
Share-based compensation	3.6%	7.2%	5.5%
Intangible amortization	6.6%	2.0%	0.5%
Transaction and integration related costs, net	3.2%	13.5%	0.2%
Share-based compensation acceleration expense	—%	27.3%	—%
Restructuring and other reserves, net	0.9%	5.7%	0.2%
Litigation costs, net	—%	—%	0.1%
Adjusted Operating Margin (Non-GAAP)	9.3%	22.5%	29.8%

SEMTECH CORPORATION
SUPPLEMENTAL INFORMATION: RECONCILIATION OF GAAP TO NON-GAAP RESULTS (CONTINUED)
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	April 30, 2023	January 29, 2023	May 1, 2022
	Q124	Q423	Q123
GAAP net (loss) income attributable to common stockholders	$(29,415)	$(51,013)	$38,049
Adjustments to GAAP net (loss) income attributable to common stockholders:
Share-based compensation	8,404	12,020	10,893
Intangible amortization	15,737	3,386	1,048
Transaction and integration related costs, net	7,651	22,642	495
Share-based compensation acceleration expense	—	45,749	—
Restructuring and other reserves	2,060	9,536	500
Litigation costs, net	26	13	181
Investment (gains) losses, reserves and impairments, net	(317)	1,190	(324)
Total Non-GAAP adjustments before taxes	33,561	94,536	12,793
Associated tax effect	(2,625)	(13,208)	1,003
Equity method loss (income)	7	22	(24)
Total of supplemental information, net of taxes	30,943	81,350	13,772
Non-GAAP net income attributable to common stockholders	$1,528	$30,337	$51,821

GAAP diluted (loss) earnings per share	$(0.46)	$(0.80)	$0.59
Adjustments per above	0.48	1.27	0.21
Non-GAAP diluted earnings per share	$0.02	$0.47	$0.80

SEMTECH CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP OUTLOOK
Second Quarter of Fiscal Year 2024 Outlook
(in millions, except per share data)

	Q2 FY24 Outlook
	July 30, 2023
	Low	High
Gross Margin–GAAP	42.6%	44.8%
Share-based compensation	0.2%	0.2%
Amortization of acquired intangibles	4.7%	4.5%
Adjusted Gross Margin (Non-GAAP)	47.5%	49.5%

	Low	High
Selling, general and administrative–GAAP	$63.2	$65.2
Share-based compensation	(8.2)	(8.2)
Transaction and integration related	(10.0)	(10.0)
Adjusted selling, general and administrative (Non-GAAP)	$45.0	$47.0

	Low	High
Product development and engineering–GAAP	$48.0	$50.0
Share-based compensation	(4.0)	(4.0)
Adjusted product development and engineering (Non-GAAP)	$44.0	$46.0

CONTACT:
Anojja Shah
Semtech Corporation
(630) 390-6413
Anojja.Shah@semtech.com